UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 24, 2023
Date of Report (Date of earliest event reported)

Expro Group Holdings N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1311 Broadfield Blvd., Suite 400 Houston, TX 77084 (Address of principal executive offices) (Zip Code)

(713) 463-9776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Expro Group Holdings N.V. (the “Company”) held its 2023 annual general meeting of shareholders (the “Annual Meeting”) on May 24, 2023. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”).

At the close of business on April 26, 2023, the record date for the Annual Meeting, 108,592,169 shares of the Company’s common stock, each with a nominal value of €0.06 per share, were entitled to vote at the Annual Meeting.

Proposal 1. The directors that were nominated for election by the Company’s board of directors (the “Board”) were elected to serve until the Company’s 2024 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Michael C. Kearney	88,194,622	2,031,112	908	4,493,537
Michael Jardon	88,773,974	1,449,995	2,673	4,493,537
Eitan Arbeter	88,755,216	1,395,929	75,497	4,493,537
Robert W. Drummond	88,799,052	1,400,777	26,813	4,493,537
Alan Schrager	84,430,874	5,720,432	75,336	4,493,537
Lisa L. Troe	87,870,655	2,281,457	74,530	4,493,537
Brian Truelove	88,195,304	2,003,379	27,959	4,493,537
Frances M. Vallejo	88,790,888	1,360,968	74,786	4,493,537
Eileen G. Whelley	88,557,217	1,594,506	74,919	4,493,537

Proposal 2. The proposal by the Board seeking approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
88,529,805	1,662,490	34,347	4,493,537

Proposal 3. The proposal to review the annual report for the fiscal year ended December 31, 2022, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s Dutch statutory annual accounts and annual report of the Board in the English language and to confirm and adopt the Company’s Dutch annual accounts for the fiscal year ended December 31, 2022 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
92,915,388	13,072	1,791,719	—

Proposal 4. The proposal to discharge the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2022 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
88,861,406	1,293,589	71,647	4,493,537

Proposal 5. The proposal to appoint Deloitte Accountants B.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2023, as required by Dutch law, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
92,993,244	12,294	1,714,641	—

Proposal 6. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2023 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
92,994,072	12,694	1,713,413	—

Proposal 7. The proposal to authorize the Board to approve the repurchase of shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
92,449,537	1,992,682	277,960	—

Proposal 8. The proposal to authorize the Board to issue shares up to 20% of the issued share capital as of the date of the Annual Meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months starting from the date of the Annual Meeting was approved. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
90,484,902	4,162,908	72,369	—

Proposal 10. The proposal to adopt the Company’s 2023 Employee Stock Purchase Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
88,933,629	39,120	1,253,893	4,493,537

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expro Group Holdings N.V.

Date: May 25, 2023	By:	/s/ John McAlister
John McAlister
General Counsel and Secretary